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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549



                                    FORM 8-K


                                 CURRENT REPORT


                Pursuant to Section 13 or 15(d) of the Securities
                              Exchange Act of 1934


         Date of Report (Date of earliest event reported) June 13, 2002

                                   -----------

                          CAL DIVE INTERNATIONAL, INC.
             (Exact name of registrant as specified in its charter)


          MINNESOTA                                          95-3409686
(State or other jurisdiction of                           (I.R.S. Employer
 incorporation of organization)                          Identification No.)


         400 N. SAM HOUSTON PARKWAY E., SUITE 400, HOUSTON, TEXAS 77060
               (Address of Principal Executive Offices)        (Zip Code)


                                 (281) 618-0400
              (Registrant's telephone number, including area code)


                                      None
            (Former name, former address and former fiscal year, if
                           changed since last report)
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                                                                     Page 2 of 3


ITEM 4: CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT

      On June 13, 2002, the Registrant's Board of Directors, upon the recommendation of its Audit Committee, dismissed Arthur Andersen LLP and appointed Ernst & Young LLP to serve as the Registrant's independent auditors for fiscal year 2002. The appointment is effective immediately and will commence with a review of the Registrant's consolidated financial statements for the period ended June 30, 2002.

      The appointment of Ernst & Young was made after careful consideration by the Board of Directors, its Audit Committee and management, and concludes an extensive evaluation process. The decision to change auditors was not the result of any disagreement between the Registrant and Arthur Andersen on any matter but, rather, was attributable to the current circumstances surrounding Arthur Andersen and its ability to service the Registrant.

      Arthur Andersen's reports on Cal Dive's consolidated financial statements for the past two fiscal years did not contain an adverse opinion or disclaimer of opinion, nor were they qualified or modified as to uncertainty, audit scope or accounting principles. Additionally, during the past two fiscal years and through the date hereof, there were no disagreements with Arthur Andersen on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure which, if not resolved to Arthur Andersen's satisfaction, would have caused Arthur Andersen to make reference to the subject matter in connection with its reports on the Registrant's consolidated financial statements for such years; and there were no reportable events, as listed in
Item 304 (a) (1) (v) of Regulation S-K.

      The Registrant provided Arthur Andersen a copy of the foregoing disclosures. Attached as Exhibit 16.1 is a copy of Arthur Andersen's letter dated June 19, 2002, stating that it has found no basis for disagreement with such statements.

      During the two most recent fiscal years and through the date hereof, the Registrant did not consult with Ernst & Young with respect to the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the consolidated financial statements, or any other matters or reportable events as set forth in Items 304 (a) (2) (i) and (ii) of Regulation S-K.

ITEM 7:     FINANCIAL STATEMENTS AND EXHIBITS

(c)         Exhibits.

               Exhibit No.          Description
               -----------          -----------
               16.1* Letter from Arthur Andersen LLP to the Securities and Exchange Commission date June 19, 2002.

               99.1* Press Release dated June 19, 2002 announcing the appointment of Ernst & Young LLP as the Registrant's independent auditors.

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   *  Filed herewith

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                                                                     Page 3 of 3


                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly cased this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                          CAL DIVE INTERNATIONAL, INC

                                          By:   A. Wade Pursell
                                                Chief Financial Officer

   Date:    June 19, 2002
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                                                                     Page 1 of 1



                                INDEX TO EXHIBITS

               Exhibit No.          Description
               -----------          -----------
               16.1* Letter from Arthur Andersen LLP to the Securities and Exchange Commission date June 19, 2002.

               99.1* Press Release dated June 19, 2002 announcing the appointment of Ernst & Young LLP as the Registrant's independent auditors.

   ------------------
   *  Filed herewith